AMERITAS GROWTH PORTFOLIO
(a series of Calvert Variable Series, Inc.)

Prospectus dated May 2, 2005
Date of Supplement: August 16, 2005

The following is added to the cover page of the Prospectus:

The Board of Directors has approved a resolution to "merge" the Ameritas Growth Portfolio, a series of Calvert Variable Series, Inc., into the Ameritas Income & Growth Portfolio, also a series of Calvert Variable Series, Inc.

Ameritas Growth Portfolio policyholders will be asked to vote on the proposed merger and must approve the transaction before any change may take place. If policyholders approve the transaction, your shares of the Ameritas Growth Portfolio will be exchanged for shares of the Ameritas Income & Growth Portfolio. The number of Ameritas Income & Growth Portfolio shares you receive will depend on the value of your Ameritas Growth Portfolio shares at the time the merger takes place.

A filing has been made with the Securities and Exchange Commission detailing the proposed changes pursuant to the merger. It will be sent to policyholders further explaining the proposed Agreement and Plan of Reorganization, which will not be implemented before policyholder approval.